Exhibit 99.1

LETTER OF TRANSMITTAL

ASSOCIATED MATERIALS, LLC

ASSOCIATED MATERIALS FINANCE, INC.

Offer to Exchange

All of Our Outstanding 9.875% Senior Secured Second Lien Notes due 2016

(CUSIP Nos. 04570TAA6 and U04570AA2)

for

Our New 9.875% Senior Secured Second Lien Notes due 2016

That Have Been Registered Under the Securities Act of 1933

Pursuant to the prospectus, dated                    , 2009

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK

CITY TIME, ON                     , 2010, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS

MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Each holder of notes wishing to participate in the exchange offer, except holders of notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this letter of transmittal to the exchange agent, Deutsche Bank Trust Company Americas, before the Expiration Date.

The exchange agent for the exchange offer is:

Deutsche Bank Trust Company Americas

By mail:

DB Services Tennessee, Inc.

Reorganization Unit

P.O. Box 305050

Nashville, TN 37230

By overnight mail or courier:

DB Services Tennessee, Inc.

Trust and Securities Services

Reorganization Unit

648 Grassmere Park Road

Nashville, TN 37211

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,

WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated , 2009 (the “prospectus”), of Associated Materials, LLC, a Delaware limited liability company, and Associated Materials Finance, Inc., a Delaware corporation (the “issuers”) and this letter of transmittal (the “letter of transmittal”), which together constitute the issuers’ offer (the “exchange offer”) to exchange their new $200,000,000 9.875% Senior Secured Second Lien Notes due 2016, fully and unconditionally guaranteed by Gentek Holdings, LLC and Gentek Building Products, Inc. (the “guarantors”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “new notes”), for an equal aggregate principal amount of their outstanding $200,000,000 9.875% Senior Secured Second Lien Notes due 2016, fully and unconditionally guaranteed by the guarantors (the “outstanding notes”).

For each outstanding note accepted for exchange, the holder of such outstanding note will receive a new note having a principal amount, interest rate and maturity equal to that of the surrendered outstanding note. The new notes will bear interest from the most recent date to which interest has been paid on the outstanding notes. Accordingly, registered holders of new notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid on the outstanding notes, from the date of original issue of the outstanding notes. Outstanding notes accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Holders of outstanding notes whose outstanding notes are accepted for exchange will not receive any payment in respect of accrued interest on such outstanding notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the exchange offer.

The terms of the new notes are identical in all material respects to the terms of the outstanding notes, except the new notes will not contain transfer restrictions and holders of new notes will no longer have any registration rights and we will not be obligated to pay additional interest as described in the registration rights agreement as discussed in the prospectus.

Each broker dealer that receives new notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such new notes. The prospectus, as it may be amended or supplemented from time to time, may be used by a broker dealer in connection with resales of new notes received in exchange for outstanding notes where the outstanding notes were acquired as a result of market making activities or other trading activities.

The issuers will not receive any proceeds from any sale of the new notes by broker dealers. New notes received by broker dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the new notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker dealer or the purchasers of any of the new notes. Any broker dealer that resells the new notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of the new notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of the new notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

The issuers will promptly send additional copies of the prospectus and any amendment or supplement to the prospectus to any broker dealer that requests such documents to the extent required by the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission thereunder.

This letter of transmittal is to be completed by a holder of outstanding notes if a tender is to be made by book-entry transfer to the account maintained by Deutsche Bank Trust Company Americas, as exchange agent for the exchange offer (the “exchange agent”), at the Book-Entry Transfer Facility pursuant to the procedures set forth in the prospectus under “Procedures for Tendering Outstanding Notes” but an Agent’s Message is not delivered. Tenders may also be made by book-entry transfer and, in lieu of this letter of transmittal, delivery of an Agent’s Message. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the exchange agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this letter of transmittal and that the issuers may enforce this letter of transmittal against such participant.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

To tender outstanding notes, you should:

•	Complete the appropriate boxes below under “Description of Outstanding Notes;” and

•	Complete and sign the letter of transmittal.

The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the exchange agent.

DESCRIPTION OF OUTSTANDING NOTES

List below the outstanding notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of outstanding notes should be listed on a separate signed schedule affixed hereto. If tendering outstanding notes complete the following:

	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant’s Account Number in Which Outstanding Notes are Held

Total

*	Need not be completed if outstanding notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding notes represented by the outstanding notes indicated in column 2. See Instruction 2. Outstanding notes tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

Unless the context otherwise requires, the term “holder” for purposes of this letter of transmittal means any person in whose name outstanding notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose outstanding notes are held of record by The Depository Trust Company (the “Book-Entry Transfer Facility”).

If the undersigned is not a broker dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of new notes. If the undersigned is a broker dealer holding outstanding notes for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such new notes received in respect of such outstanding notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker dealer may not participate in the exchange offer with respect to outstanding notes acquired other than as a result of market-making activities or other trading activities. Any broker dealer who purchased outstanding notes from the issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Institution
	Account Number	Transaction Code Number

By crediting the outstanding notes to the exchange agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the exchange agent a computer-generated Agent’s Message in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the letter of transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this letter of transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the exchange agent.

☐	CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the issuers the aggregate principal amount of outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the outstanding notes tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the issuers all right, title and interest in and to such outstanding notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the issuers, in connection with the exchange offer) to cause the outstanding notes to be assigned, transferred and exchanged, with full power of substitution (such power being deemed to be an irrevocable power coupled with an interest). The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the outstanding notes, and to acquire new notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, the issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned and any beneficial owner of the outstanding notes tendered hereby further represent and warrant that (i) the new notes acquired by the undersigned and any such beneficial owner of outstanding notes pursuant to the exchange offer are being acquired in the ordinary course of business, (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of the outstanding notes or new notes within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), (iii) if the undersigned or any such beneficial owner is not a broker dealer, neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such new notes, (iv) neither the undersigned nor any such other person is an “affiliate”, as defined in Rule 405 promulgated under the Securities Act, of the issuers, and (v) if the undersigned or any such beneficial owner is a broker dealer, it will receive new notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities and it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the exchange agent or the issuers to be necessary or desirable to complete the sale, assignment and transfer of the outstanding notes tendered hereby. The undersigned has read and agreed to all the terms of the exchange offer.

For purposes of the exchange offer, the issuers shall be deemed to have accepted validly tendered outstanding notes when, as and if the issuers has given oral notice (confirmed in writing) or written notice thereof to the exchange agent.

The undersigned will, upon request, execute and deliver any additional documents deemed by the issuers to be necessary or desirable to complete the sale, assignment and transfer of the outstanding notes tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of outstanding notes pursuant to the procedures described under the caption “Procedures for Tendering Outstanding Notes” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the issuers upon the terms and subject to the conditions of the exchange offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption “Withdrawal of Tenders.”

For the book-entry delivery of outstanding notes, please credit the account(s) indicated above in the boxes entitled “Description of Outstanding Notes,” maintained at the Book-Entry Transfer Facility.

BY SIGNING THIS LETTER OF TRANSMITTAL AND COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if book-entry transfer of new notes are to be credited to an account other than as indicated above.

(Complete Substitute Form W-9)

Credit new notes and unexchanged outstanding notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility

Account Number, if applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete Accompanying Substitute Form W-9)

Dated

☐

☐
	Signature(s) of Owner	Date

Area Code and Telephone Number

This letter of transmittal must be signed by the registered holder(s) exactly in whose name outstanding notes are registered on the books of the Book-Entry Transfer Facility or one of their participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by Eligible Institution:

Name(s):
(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No.:

Taxpayer Identification No. or Social Security No.:

Dated:

ASSOCIATED MATERIALS, LLC

ASSOCIATED MATERIALS FINANCE, INC.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER FOR

All of Our Outstanding 9.875% Senior Secured Second Lien Notes due 2016

(CUSIP Nos. 04570TAA6 and U04570AA2)

for

Our New 9.875% Senior Secured Second Lien Notes due 2016

That Have Been Registered Under the Securities Act of 1933

Pursuant to the prospectus, dated                     , 2009

1.	Delivery of this Letter of Transmittal.

This letter of transmittal is to be completed by tendering holders of outstanding notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the prospectus under “Procedures for Tendering Outstanding Notes—Book-Entry Transfer” but an Agent’s Message is not delivered. Tenders may also be made by book-entry transfer and, in lieu of this letter of transmittal, delivery of an Agent’s Message. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the exchange agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the letter of transmittal and that the issuers may enforce the letter of transmittal against such participant. A book-entry confirmation as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this letter of transmittal, must be received by the exchange agent at the address set forth herein on or prior to the Expiration Date. Outstanding notes tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their outstanding notes through DTC’s ATOP procedures shall be bound by, but need not complete, this letter of transmittal; thus, a letter of transmittal need not accompany tenders effected through ATOP.

Any financial institution that is a participant in DTC may electronically transmit their acceptance of the exchange offer by causing DTC to transfer outstanding notes in accordance with DTC’s ATOP procedures for such transfer before the Expiration Date.

Delivery of a letter of transmittal to DTC will not constitute valid delivery to the exchange agent. No letter of transmittal should be sent to the issuers or DTC.

The method of delivery of this letter of transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. It is suggested that all mailings be made by registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date. No letters of transmittal or related documents should be sent directly to the issuers.

See “Description of the Exchange Offer” in the prospectus.

2.	Delivery of the New Notes.

New notes to be issued according to the terms of the exchange offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the description of outstanding notes tables above. Failure to do so will render a tender of the outstanding notes defective.

3.	Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond exactly with the name as written on the Book-Entry Transfer Facility’s security position listing as the holder of such outstanding notes without alteration, enlargement or any change whatsoever.

If any tendered outstanding notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

When this letter of transmittal is signed by the registered holder or holders of the outstanding notes specified herein and tendered hereby, no separate endorsements or certificates or separate bond powers are required. If, however, the outstanding notes are registered in the name of a person other than a signer of the letter of transmittal, separate bond powers must accompany the letter of transmittal, in satisfactory form as determined by the issuers in their sole discretion, with the signature thereon guaranteed by an Eligible Institution. An “Eligible Institution” is a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”).

If this letter of transmittal is signed by a person or persons other than the registered holder or holders of outstanding notes, the letter of transmittal must be accompanied by appropriate bond powers signed exactly as the name or names of the registered holder or holders that appear on the outstanding notes.

If this letter of transmittal or any other required documents or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the issuers, proper evidence satisfactory to the issuers of their authority to so act must be submitted with the letter of transmittal.

Signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this letter of transmittal need not be guaranteed by an Eligible Institution, provided the outstanding notes are tendered: (i) by a registered holder of outstanding notes (which term, for purposes of the exchange offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such outstanding notes) who has not completed the box entitled “Special Issuance Instructions” on this letter of transmittal; or (ii) for the account of an Eligible Institution.

4.	Special Issuance Instructions.

Holders may indicate a Book-Entry Transfer Facility account number for new notes to be credited that is different from that indicated as the account originally holding the outstanding notes. Holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such outstanding notes not exchanged will be credited to the account number of the holder.

5. Taxpayer Identification Number.

United States federal income tax law generally requires that a tendering holder who is a U.S. person (including a U.S. resident alien) whose outstanding notes are accepted for exchange must provide the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual is his or her Social Security number. If the exchange agent is not provided with the current TIN or an adequate basis for an exemption, reportable payments made to a tendering holder may be subject to backup withholding (currently at a rate of 28%) and a tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be applied for.

Exempt holders of outstanding notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder of outstanding notes must provide their correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) if so notified, the Internal Revenue Service has later notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of outstanding notes is a nonresident alien or foreign entity not subject to backup withholding, such holder generally must give the exchange agent a completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a substitute Form W-9) certifying as to the holder’s status as a foreign person. Such forms may be obtained by the exchange agent. If the outstanding notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write “applied for” in lieu of their TIN. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. Checking this box also requires that the holder complete the Certificate of Awaiting Taxpayer Identification Number attached to the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, reportable payments that are received by such holder generally will be subject to backup withholding unless the holder has furnished the exchange agent with their TIN by the time such payment is made. However, such amounts may be refunded to such holder if a TIN is provided to the exchange agent within 60 days.

The information requested above should be directed to the exchange agent at the following address, telephone number, facsimile number or e-mail address:

The exchange agent for the exchange offer is:

Deutsche Bank Trust Company Americas

By mail:

DB Services Tennessee, Inc.

Reorganization Unit

P.O. Box 305050

Nashville, TN 37230

By overnight mail or courier:

DB Services Tennessee, Inc.

Trust and Securities Services

Reorganization Unit

648 Grassmere Park Road

Nashville, TN 37211

Telephone:

(800) 735-7777

Facsimile:

(615) 866-3889

Email:

DB.Reorg@db.com.

6.	Transfer Taxes.

Holders who tender their outstanding notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, new notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of outstanding notes in connection with the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the outstanding notes specified in this letter of transmittal.

7.	Waiver of Conditions.

The issuers reserve the absolute right to waive, in whole or in part, any defects or irregularities or conditions of the exchange offer as to any particular outstanding note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender outstanding notes in the exchange offer).

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding notes, by execution of this letter of transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.

None of the issuers, the exchange agent or any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes.

9.	Withdrawal Rights.

Tenders of outstanding notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the outstanding notes to be withdrawn (the “Depositor”) and (ii) identify the outstanding notes to be withdrawn (including the principal amount of such outstanding notes). Any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the issuers, whose determination shall be final and binding on all parties. None of the issuers, any affiliates or assigns of the issuers, the exchange agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any outstanding notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with the Book-Entry Transfer Facility for the outstanding notes, pursuant to the book-entry transfer procedures set forth in the prospectus under “Procedures for Tendering Outstanding Notes — Book-Entry Transfer,” as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter of transmittal, and requests for other related documents may be directed to the exchange agent at the address, telephone number, facsimile number or e-mail address set forth in Instruction 5 above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

Payer’s Name:

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number
Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2—Certification—Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or after being so notified, the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person.

Certification Instructions—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2.

Signature:		/ / Part 3— Awaiting TIN
Name:	Date:

Address:

(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent, 28% of all reportable payments made to me thereafter may be withheld.

Signature:	Date:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR NEW $200,000,000 9.875% SENIOR SECURED SECOND LIEN NOTES DUE 2016 FOR OUTSTANDING $200,000,000 9.875% SENIOR SECURED SECOND LIEN NOTES DUE 2016.